UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 24, 2018

Mercedes-Benz Auto Lease Trust 2018-A
(Exact name of Issuing Entity as specified in its charter)
Central Index Key Number of Issuing Entity:  0001723535

Daimler Trust Leasing LLC
(Exact name of Depositor as specified in its charter)
Central Index Key Number of Depositor:  0001537805

Mercedes-Benz Financial Services USA LLC
(Exact name of Sponsor as specified in its charter)
Central Index Key Number of Sponsor:  0001540252

State of Delaware	333-208533-05	20-8741581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36455 Corporate Drive Farmington Hills, Michigan	48331
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (248) 991-6632
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 — Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the issuance of $1,286,253,000 principal amount of Asset Backed Notes (the “Notes”) by Mercedes-Benz Auto Lease Trust 2018-A (the “Issuer”) on January 24, 2018, Daimler Trust Leasing LLC (“Daimler Trust Leasing”), the Issuer and/or Daimler Trust have entered into the agreements listed below in Item 9.01 and attached as Exhibits 4.1, 4.2, 4.4, 10.1, 10.2, 10.4, 10.5, 99.2, 99.3 and 99.4 to this Current Report on Form 8-K.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.1	Indenture, dated as of January 1, 2018, between the Issuer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).

4.2	Amended and Restated Trust Agreement, dated as of January 1, 2018, between Daimler Trust Leasing and Wilmington Trust, National Association, as owner trustee.

4.4
2018-A Exchange Note Supplement, dated as of January 1, 2018, among Daimler Trust, as borrower, U.S. Bank Trust National Association, as administrative agent, Daimler Title Co., as collateral agent, Mercedes-Benz Financial Services USA LLC (“MBFS USA”), as lender and as servicer, and the Indenture Trustee.

10.1	First-Tier Sale Agreement, dated as of January 1, 2018, between MBFS USA, as seller, and Daimler Trust Leasing, as purchaser.

10.2	Second-Tier Sale Agreement, dated as of January 1, 2018, between Daimler Trust Leasing, as seller, and the Issuer, as purchaser.

10.4	2018-A Servicing Supplement, dated as of January 1, 2018, among MBFS USA, as servicer and as lender, Daimler Trust, as titling trust, and Daimler Title Co., as collateral agent.

10.5
Asset Representations Review Agreement, dated as of January 1, 2018 among the Issuer, MBFS USA, as administrator and as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

99.2
2018-A Collateral Account Control Agreement, dated as of January 1, 2018, between the Issuer, as initial secured party, and U.S. Bank National Association, as assignee-secured party and as securities intermediary.

99.3
Titling Trust Account Control Agreement, dated as of January 1, 2018, between Daimler Trust, as initial secured party, and U.S. Bank National Association, as assignee-secured party and as securities intermediary.

99.4	2018-A Administration Agreement, dated as of January 1, 2018, among the Issuer, MBFS USA, as administrator, and the Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAIMLER TRUST LEASING LLC, as Depositor

	By:	/s/ Steven C. Poling
Steven C. Poling
Assistant Secretary

Date: January 26, 2018

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of January 1, 2018, between Mercedes-Benz Auto Lease Trust 2018-A and U.S. Bank National Association, as indenture trustee.

4.2	Amended and Restated Trust Agreement, dated as of January 1, 2018, between Daimler Trust Leasing LLC and Wilmington Trust, National Association, as owner trustee.

4.4
2018-A Exchange Note Supplement, dated as of January 1, 2018, among Daimler Trust, U.S. Bank Trust National Association, Daimler Title Co., Mercedes-Benz Financial Services USA LLC and U.S. Bank National Association, as indenture trustee.

10.1	First-Tier Sale Agreement, dated as of January 1, 2018, between Mercedes-Benz Financial Services USA LLC and Daimler Trust Leasing LLC.

10.2	Second-Tier Sale Agreement, dated as of January 1, 2018, between Daimler Trust Leasing LLC and Mercedes-Benz Auto Lease Trust 2018-A.

10.4	2018-A Servicing Supplement, dated as of January 1, 2018, among Mercedes-Benz Financial Services USA LLC, Daimler Trust and Daimler Title Co.

10.5
Asset Representations Review Agreement, dated as of January 1, 2018 among Mercedes-Benz Auto Lease Trust 2018-A, Mercedes-Benz Financial Services USA LLC, as administrator and as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

99.2
2018-A Collateral Account Control Agreement, dated as of January 1, 2018, between Mercedes-Benz Auto Lease Trust 2018-A and U.S. Bank National Association, as assignee-secured party and as securities intermediary.

99.3	Titling Trust Account Control Agreement, dated as of January 1, 2018, between Daimler Trust and U.S. Bank National Association, as assignee-secured party and as securities intermediary.

99.4
2018-A Administration Agreement, dated as of January 1, 2018, among Mercedes-Benz Auto Receivables Trust 2018-A, Mercedes-Benz Financial Services USA LLC and U.S. Bank National Association, as indenture trustee.